News Release

FOR IMMEDIATE RELEASE


Contacts:
Jerome I. Feldman                                          Scott N. Greenberg
Chairman & CEO                                             President & CFO
(914) 249-9750                                             (914) 249-9729


     GP STRATEGIES REPORTS RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2003

               General Physics Corporation Gross Profit Increases
                       in Quarter Ended September 30, 2003

Purchase of additional shares gives Company controlling interest in GSE Systems and Strengthens Company's Core Operating Unit

NEW YORK, November 17, 2003--GP Strategies Corporation (NYSE: GPX), a leader in workforce development and technical training, today reported its results for the quarter ended September 30, 2003.

Net sales were $34.2 million for the quarter ended September 30, 2003 compared to $36.6 million for the quarter ended September 30, 2002. The decrease in net sales from the third quarter of 2002 is primarily attributable to a continued reduction in business from the automotive division of the manufacturing and process segment of General Physics, as well as decreased business from clients in the utility industry and the Department of Energy.

Despite the decrease in net sales, each of the Company's three operating business segments had increased gross profit for the quarter ended September 30, 2003 as compared to the quarter ended September 30, 2002, and overall gross profit increased to $4,613,000 in the quarter ended September 30, 2003 compared to $3,426,000 in the quarter ended September 30, 2002. The gross profit of the Company's principal operating subsidiary, General Physics, increased by $1,147,000 for the quarter ended September 30, 2003 as compared to the quarter ended September 30, 2002, as a result of the Company's continued efforts to control costs on existing contracts. The Company believes that this strategy will enable it to take advantage of business opportunities from an improving economic climate.

                                     (more)

For the quarter ended September 30, 2003, the Company had a net loss before income taxes of $2,634,000 compared to a net loss before income taxes of $3,739,000 for the quarter ended September 30, 2002. The loss for the third quarter of 2003 reflected (i) an expense for an executive incentive compensation bonus of $1,000,000, (ii) a write-off of $860,000 of deferred finance costs due to the early termination of the Company's prior credit agreement, (iii) a non-cash equity loss on the Company's investment in Valera Pharmaceuticals (formerly Hydro Med Sciences) of $500,000, and (iv) a non-cash charge of $339,000 relating to the Company's Millennium Cell Deferred Compensation Plan, offset by a non-cash gain of $1,162,000 from the September 30, 2003 valuation adjustment to the liability for the warrant to purchase Company common stock issued in connection with the Gabelli transaction. The loss before income taxes of $3,739,000 in the third quarter of 2002 included severance and related expenses of $1,944,000, offset by a $391,000 gain from the sale of shares of Millennium Cell and a non-cash credit of $348,000 relating to the Company's Millennium Cell Deferred Compensation Plan.

For the nine months ended September 30, 2003, the Company had a net loss before income taxes of $5,811,000 compared to a net loss before income taxes of $3,190,000 for the nine months ended September 30, 2002. The loss for the nine months ended September 30, 2003 reflected (i) an expense for an executive incentive compensation bonus of $2,000,000, (ii) a non-cash debt conversion expense, net, of $622,000 related to the conversion of the Company's convertible exchangeable notes, (iii) the write-off of deferred financing costs of $860,000, and (iv) a non-cash equity loss on the Company's investment in Valera of $500,000, offset by a $398,000 gain from the sale of shares of Millennium Cell, a non-cash gain of $1,162,000 from the September 30, 2003 valuation adjustment to the liability for the warrant to purchase Company common stock issued in connection with the Gabelli transaction, and income of approximately $500,000 from a warrant received by the Company in connection with a Valera private placement transaction. The loss before income taxes of $3,190,000 for the nine months ended September 30, 2002 included severance and related expenses of $1,944,000 and a non-cash equity loss of $1,401,000 on the Company's investment in Valera, offset by a $1,677,000 gain from the sale of shares of Millennium Cell and a non-cash credit of $1,216,000 relating to the Millennium Cell Deferred Compensation Plan.

As previously announced, on October 23, 2003 the Company purchased from ManTech International (NasdaqNM:MANT) an additional 3,426,699 shares of common stock of GSE Systems, Inc. (AMEX:GVP) and a GSE Subordinated Note in the outstanding principal amount of $650,000 which the Company immediately elected to convert into 418,653 shares of GSE common stock This transaction increased the Company's ownership of the common stock of GSE from approximately 22% to approximately 58%, after conversion of the GSE Note, and as a result the financial results of GSE will be consolidated in the Company's consolidated financial statements beginning in the fourth quarter of 2003.

                                     (more)

The Company and ManTech also entered into a five-year Teaming Agreement pursuant to which ManTech and the Company will work together to pursue training opportunities that will utilize the skills of the Company, GSE and ManTech. Jerome I. Feldman, Chief Executive Officer of the Company, said, "We are excited to be entering into this arrangement with ManTech to bring training solutions to federal government customers focusing on national defense programs." The Company believes that its purchase of a controlling interest in GSE, as well as its Teaming Agreement with ManTech, will result in increased business opportunities.

As also previously announced, on October 10, 2003, the Company converted $500,000 of the debt of Five Star Products, Inc. (OTCBB: FSPX) into additional common stock of Five Star, increasing the Company's ownership in Five Star from approximately 48% to approximately 54% of the outstanding Five Star common stock. As a result, the financial results of Five Star will now be consolidated in the Company's consolidated financial statements beginning in the fourth quarter of 2003. It is contemplated that the Company's Five Star investment will be transferred to National Patent Development Corporation in connection with the planned spin-off of National Patent to the Company's stockholders.

About GP Strategies Corporation

GP Strategies, whose principal operating subsidiary is General Physics Corporation, is a NYSE listed company (GPX). General Physics is a workforce development company that improves the effectiveness of organizations by providing training, management consulting, e-Learning Solutions and engineering services that are customized to meet the specific needs of clients. Programs have been developed for service managers and executives, engineers, sales associates, plant operators, the maintenance and purchasing workforces and information technology professionals in the public and private sectors in North and South America, Europe and Asia. Clients include Fortune 500 companies, manufacturing, process and energy industries, and other commercial and government customers. Additional information about GP Strategies may be found at www.gpstrategies.com and about General Physics may be found at www.gpworldwide.com.

The Company has scheduled an investor conference call at 10:00 a.m. EST on Monday, November 17, 2003. The dial-in number for the live conference call will be 888-423-3275 (651-291-0561 outside the United States). A telephone replay of the call will also be available beginning at 1:30 p.m. EST today. To listen to the replay, dial 800-475-6701 (320-365-3844 outside the United States) and enter access code number 706827.

The forward-looking statements contained herein reflect GP Strategies' management's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, all of which are difficult to predict and many of which are beyond the control of GP Strategies, including, but not limited to those risks and uncertainties detailed in GP Strategies' periodic reports and registration statements filed with the Securities and Exchange Commission.

                                  TABLES FOLLOW

An unaudited comparative summary of GP Strategies' consolidated net sales and net loss for the quarters ended September 30, 2003 and 2002 is as follows (in thousands):


                                                                                              Three Months Ended
                                                                                  -------------------------------------------
                                                                                  --------------------- ---------------------
                                                                                  September 30          September 30
                                                                                         2003                  2002
                                                                                         ----                  ----


General Physics                                                                       $32,313               $34,395
Other                                                                                   1,914                 2,221
                                                                                    ---------             ---------
Net Sales                                                                             $34,227               $36,616
                                                                                      =======               =======

                                                                                              Three Months Ended
                                                                                  -------------------------------------------
                                                                                  --------------------- ---------------------
                                                                                  September 30          September 30
                                                                                         2003                  2002
                                                                                         ----                  ----

Sales                                                                                 $34,227               $36,616
Cost of sales                                                                          29,614                33,190
                                                                                       ------                ------
Gross profit                                                                            4,613                 3,426
                                                                                      -------               -------
Executive incentive compensation bonus                                                 (1,000)
Other selling, general & administrative expenses                                       (5,562)               (6,918)
                                                                                       -------               -------
Total selling, general & administrative expenses                                       (6,562)               (6,918)
                                                                                       -------               -------

Operating loss                                                                         (1,949)               (3,492)
                                                                                       -------               -------

Write-off of deferred financing costs                                                    (860)
Interest expense                                                                         (611)                 (654)
                                                                                         -----                 -----
Total interest expense                                                                 (1,471)                 (654)
                                                                                       -------                 -----

Investment and other income (loss), net                                                  (562)                   16
Valuation adjustment of liability for warrants                                          1,162                     -
Gain on sale of marketable securities                                                     186                   391
                                                                                      -------                ------

Loss before income taxes                                                               (2,634)               (3,739)

Income tax expense                                                                       (213)                 (148)
                                                                                      --------             ---------

Net loss                                                                              $(2,847)              $(3,887)
                                                                                      ========              ========

Net loss per share:
Basic and diluted                                                                       $(.16)                 $(.25)
                                                                                       ======                 ======

Di vidends per share                                                                    $none                 $none
                                                                                        =====                 =====

                                                                (more)

An unaudited comparative summary of GP Strategies' consolidated net sales and net loss for the nine months ended September 30, 2003 and 2002 is as follows (in thousands):


                                                                                              Nine Months
                                                                                          ended September 30,
                                                                                  ------------------------------------
                                                                                  --------------------- --------------

                                                                                         2003                   2002
                                                                                         ----                   ----

General Physics                                                                      $100,170               $108,393
Other                                                                                   6,182                  7,691
                                                                                  -----------            -----------
Net Sales                                                                            $106,352               $116,084
                                                                                     ========               ========

                                                                                              Nine Months
                                                                                          ended September 30,
                                                                                  ------------------------------------
                                                                                  --------------------- --------------

                                                                                         2003                   2002
                                                                                         ----                   ----

Sales                                                                                $106,352               $116,084
Cost of sales                                                                          93,598                102,305
                                                                                       ------                -------
Gross profit                                                                           12,754                 13,779
                                                                                       ------               --------
Executive incentive compensation bonus                                                 (2,000)                     -
Non-cash debt conversion expense, net                                                    (622)                     -
Other selling, general & administrative expenses                                      (14,944)               (15,841)
                                                                                      --------               --------
Total selling, general & administrative expenses                                      (17,566)               (15,841)
                                                                                      --------               --------

Operating loss                                                                         (4,812)                (2,062)
                                                                                       -------                -------

Write-off of deferred financing costs                                                    (860)                     -
Interest expense                                                                       (1,799)                (2,083)
                                                                                       -------                -------
Total interest expense                                                                 (2,659)                (2,083)
                                                                                       -------                -------

Investment and other income (loss), net                                                   100                   (722)
Valuation adjustment of liability for warrants                                          1,162                      -
Gain on sale of marketable securities                                                     398                  1,677
                                                                                     --------                 ------

Loss before income taxes                                                               (5,811)                (3,190)

Income tax expense                                                                       (605)                  (429)
                                                                                     ---------               --------

Net loss                                                                              $(6,416)               $(3,619)
                                                                                      ========               ========

Net loss per share:
Basic and diluted                                                                   $(.38)                  $(.24)
                                                                                    ======                  ======

Dividends per share                                                                    $none                 $none
                                                                                       =====                 =====


                                                                   # # # #